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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                     DATE OF REPORT:  DECEMBER 31, 1997
                      (Date of earliest event reported)




                SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its charter)




MICHIGAN                 COMMISSION FILE NO. 333-2522-01              38-3144240
(State of Organization)                                  (IRS Employer I.D. No.)



                            31700 MIDDLEBELT ROAD
                                  SUITE 145
                      FARMINGTON HILLS, MICHIGAN 48334
                  (Address of principal executive offices)



                               (248) 932-3100
            (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OF ASSETS.


     Sun Communities Operating Limited Partnership and its subsidiaries (the "Company") acquired twelve (12) manufactured housing communities during the 1997 calendar year for an aggregate purchase price of $72.4 million. Each of the acquisitions was funded with available cash on hand or a borrowing under the Company's line of credit. Set forth below is a summary of each such acquisition:


                                                                                               PURCHASE
                                       NAME OF                                     NUMBER       PRICE
DATE            SELLER                COMMUNITY              LOCATION            OF SITES1   (MILLIONS)
1/23/97   Carrington Pointe, Inc.     Carrington Pointe     Ft. Wayne, Indiana      170(2)       $ 4.0(3)

2/27/97   Dusek Family Revocable      Snow to Sun RV        Weslaco, Texas          486(4)       $  1.9
          Living Trust                Mobile Home Park

5/30/97   MELSU Properties Limited    Gold Coaster          Florida City,            547         $ 7.0(5)
          Partnership                                       Florida

9/17/97   Barchester Corporation      Holly Forest          Holly Hill and           502         $ 11.5
                                      Estates and Elmwood   Daytona Beach,
                                      Mobile Home Park      Florida

9/25/97   Groves Associates Realty    Groves RV Resort      Lee County, Florida     306(6)       $  2.5
          Limited Partnership

10/9/97   B.J. Resorts, Inc.          Casa del Valle            Alamo, Texas        408(7)       $  2.5

11/14/97  Woodside Terrace, Ltd.      Woodside Terrace       Springfield, Ohio       439         $ 9.5(8)

12/10/97  R.D. Lammy, R.D. Lammy,     White Oak Estates     Mt. Morris, Michigan    390(9)       $9.7(10)
          II, and Deborah L.
          Campbell

12/17/97  Willowbrook Co., Ltd.       Willowbrook               Toledo, Ohio         266         $7.1(11)

12/23/97  White Lake Mobile Home,     White Lake            White Lake, Michigan     268         $  6.7
          L.L.C.

12/31/97  Southfork Growth & Income   Southfork               Belton, Missouri       476         $ 10.0
          Fund-Kansas City, Ltd.

(1) All sites are manufactured home sites unless otherwise described.

(2) Property also includes approximately 338 additional undeveloped expansion sites (including the 170 sites referenced in footnote 3 below).

(3) The Company originally purchased the community for $3.6 million on January 23, 1997, and then purchased an adjacent parcel for $400,000 on July 28, 1997 pursuant to an option granted to the Company in connection with the original purchase. The Company plans to use the adjacent parcel for the development of approximately 170 manufactured home sites.

(4) 310 recreational vehicle sites and 176 manufactured home sites.



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(5) $4.4 million of purchase price paid at closing and additional maximum payments in the aggregate amount of $2.6 million will be paid contingent on certain leasing requirements being satisfied.

(6) All sites are recreational vehicle sites.

(7) 294 recreational vehicle sites and 114 manufactured home sites.

(8) The Company has leased the community from the seller pursuant to a lease that expires November 30, 2002. The Company has the option to purchase the community upon the expiration of the lease for consideration of $9.5 million payable in cash or, at seller's option if seller qualifies as an "accredited investor", limited partnership interests in Sun Communities Operating Limited Partnership. If the Company does not exercise its option to purchase, the seller has the right to cause the Company to purchase the community at the expiration of the lease at the option price on the same terms.

(9) Property also includes approximately 87 additional undeveloped expansion sites.

(10) $7.8 million of purchase price paid at closing with remainder to be paid upon seller's completion of community expansion.

(11) The Company has leased the community from the seller pursuant to a lease that expires December 31, 2002. The Company has the option to purchase the community at any time upon the expiration of the lease for consideration of $7.1 million payable in cash or, at seller's option if seller qualifies as an "accredited investor", limited partnership interests in Sun Communities Operating Limited Partnership. If the Company does not exercise its option to purchase, the seller has the right to cause the Company to purchase the community at the expiration of the lease at the option price on the same terms.


ITEM 5. OTHER EVENTS.

     On July 15, 1997, the Company made a $11.4 million loan to Sea Breeze Limited Partnership that is secured by a collateral assignment of the partnership interests in the partnership which owns a 528-site manufactured housing and recreational vehicle community known as "Sea Air". The Company also entered into an agreement to manage the community and has an option to purchase such community for a price equal to 8.1 times the gross operating revenue at any time prior to the earlier of (i) 30 days after the mortgage loan is paid off or (ii) July 31, 2002.

     On July 15, 1997, the Company also made a $7.9 million mortgage loan to High Point Associates, L.P. that is secured by a mortgage on a 395-site manufactured housing community known as "High Point". The Company also entered into an agreement to manage the community and has an option to purchase such community for a price equal to 8.1 times the gross operating revenue at any time prior to the earlier of (i) 30 days after the mortgage loan is paid off or
(ii) July 31, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable to provide the required financial statements for the acquired properties at this time. The financial statements required by Item 7(a) will be filed under cover of Form 8-K/A as soon as practicable, but not later than sixty (60) days after the date this report is required to be filed.





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     (B) PRO FORMA FINANCIAL INFORMATION.

     It is impracticable to provide the required pro forma financial information for the acquired properties at this time. The pro forma financial information required by Item 7(b) will be filed under cover of Form 8-K/A as soon as practicable, but not later than sixty (60) days after the date this report is required to be filed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP


                         By:   Sun Communities, Inc.,
                               a Maryland corporation

                         Its:  General Partner


Date:  January 7, 1998   By:    /s/ Jeffrey P. Jorissen
                               -------------------------------------------------
                               Jeffrey P. Jorissen, Senior Vice President,
                               Treasurer, Chief Financial Officer, and Secretary











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